SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 16, 1998


               STEWART & STEVENSON SERVICES, INC.
     (Exact name of registrant as specified in its charter)


          Texas                       0-8493              74-1051605
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                   Identification No.)


    2707 North Loop West
       Houston, Texas                                          77008
(Address of principal executive offices)                     (Zip code)


    Registrant's telephone number, including area code: (713) 868-7700


Item 5.   Other Events.

On October 16, 1998, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit
99.1 announcing that it has been awarded a second multiyear contract to produce 2.5 and five ton trucks for the U.S. Army.


Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated October 16, 1998 titled "Stewart & Stevenson Receives Second Award for U.S. Army Family of Medium Tactical
               Vehicles (FMTV) Trucks."


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               STEWART & STEVENSON SERVICES, INC.



Date: October 16, 1998

                                /s/   Robert L. Hargrave
                               By:___________________________
                               Name:  Robert L. Hargrave
                               Title: President and Chief Executive Officer



                          EXHIBIT INDEX

99.1 Company Press Release dated October 16, 1998 titled "Stewart
     & Stevenson Receives Second Award for U.S. Army  Family  of
     Medium Tactical Vehicles (FMTV) Trucks. "

__________________